                                                                    EXHIBIT 24.1

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.


                                               /s/ Zoe Baird
                                           ------------------------------------
                                                   Zoe Baird

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.

                                     /s/ Joel J. Cohen
                              ---------------------------------------
                                         Joel J. Cohen

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.

                                         /s/ James M. Zimmerman
                                   -----------------------------------------
                                             James M. Zimmerman

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 21st day of November, 2002.


                                      /s/ James M. Cornelius
                                   -----------------------------------------
                                          James M. Cornelius

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 21st day of November, 2002.


                                   /s/ Klaus J. Mangold
                             --------------------------------------------
                                       Klaus J. Mangold

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.


                                        /s/ David G. Scholey
                                 --------------------------------------------
                                            David G. Scholey

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.


                                      /s/ David H. Hoag
                                 -------------------------------------
                                          David H. Hoag

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22st day of November, 2002.

                                        /s/ Dean R. O'Hare
                               -----------------------------------------
                                            Dean R. O'Hare

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.


                                        /s/ Raymond G.H. Seitz
                                  -----------------------------------------
                                            Raymond G.H. Seitz

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of November, 2002.


                                             /s/ Warren B. Rudman
                                       ---------------------------------------
                                                 Warren B. Rudman

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of November, 2002.

                                       /s/ Lawrence M. Small
                              ----------------------------------------------
                                           Lawrence M. Small

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, a Director of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of November, 2002.

                                          /s/ Karen Hastie Williams
                                   --------------------------------------------
                                              Karen Hastie Williams

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, the Chief Accounting Officer of the Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.

                                            /s/ Henry B. Schram
                                      -----------------------------------------
                                                Henry B. Schram

                              THE CHUBB CORPORATION

                                POWER OF ATTORNEY

            The undersigned, the Chief Financial Officer of The Chubb Corporation, a New Jersey corporation (the "Corporation"), does hereby constitute and appoint Henry G. Gulick, Michael O'Reilly and Philip J. Sempier, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf in the undersigned's capacities as director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable The Chubb Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2002.

                                         /s/ Michael O'Reilly
                                  ---------------------------------------
                                             Michael O'Reilly